EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in Amendment No.2 to the registration statement on Form S-1 of our report, which includes an explanatory paragraph relating to the Company's ability to continue as a going concern, dated September 26, 2003, except for Note 18, which is as of October 14, 2003. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data."

                                        /s/ J.H. COHN LLP

Roseland, New Jersey
August 12, 2004